ACP

                   AMERITRANS CAPITAL CORPORATION

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 03073H 20 7
          9 3/8% PARTICIPATING CUMULATIVE PREFERRED STOCK, SERIES A

  SEE REVERSE FOR
CERTAIN DEFINITIONS


This Certifies that

     is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ($.01)
    EACH OF THE 9 3/8% PARTICIPATING CUMULATIVE PREFERRED STOCK, SERIES A OF

                         AMERITRANS CAPITAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and of any amendments thereto (copies of which are on file at the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/Margaret Chance                                 /s/Gary C. Granoff
   Margaret Chance, Secretary                         Gary C. Granoff, President


OUNTERSIGNED AND REGISTERED:
       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                     (JERSEY CITY, N.J.)                TRANSFER AGENT
                                                        AND REGISTRAR
BY
                                                      AUTHORIZED OFFICER

[SEAL OMITTED]

                         AMERITRANS CAPITAL CORPORATION

      The corporation is authorized to issue more than one class or series of stock. The corporation will furnish without charge to each stockholder upon request the full text of the powers, designations, preferences and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series thereof authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto, if any, filed with the Secretary of State of the State of Delaware.Such request should be made to the office of the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-______Custodian______
TEN ENT - as tenants by the entireties                   (Cust)         (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
            survivorship and not as tenants       Act ________________________
            in common                                        (State)



                Additional abbreviations may also be used though


      FOR VALUE RECEIVED,_______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ Attorney

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

 DATED_______________
                                        _______________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



            SIGNATURE(S) GUARANTEED:   ________________________________________
                                       THE SIGNATURE(S) MUST BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT
                                       TO S.E.C.RULE 17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.